                                                                    EXHIBIT 23.1

The Board of Directors
Stewart Information Services Corporation

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Interests of Named Experts and Counsel" in the Registration Statement. Our report covering the December 31, 1995 financial statements refers to a change in accounting for long-lived assets.


/s/ KPMG PEAT MARWICK LLP

    KPMG PEAT MARWICK LLP

Houston, Texas
May 16, 1996

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of Stewart Information Services Corporation of our report dated January 20, 1995 on the consolidated financial statements of Stewart Title & Trust of Phoenix, Inc. appearing in the Annual Report on Form 10-K for the year ended December 31, 1995. We also consent to the reference to us under the heading "Interests of Named Experts and Counsel" appearing in such Registration Statement.


/s/ PRICE WATERHOUSE LLP

    PRICE WATERHOUSE LLP

Phoenix, Arizona
May 13, 1996

                        Consent of Independent Auditors

We consent to the reference to our firm under the caption "Interests of Named Experts and Counsel" in the Registration Statement (Form S-8) pertaining to the 1996 Directors' Stock Plan of Stewart Information Services Corporation and to the incorporation by reference therein of our report dated January 20, 1995, with respect to the balance sheet of Stewart Title as of December 31, 1994, and the related statements of operations and retained earnings, and cash flows for each of the two years in the period ended December 31, 1994 (not presented separately therein) included in Stewart Information Services Corporation's Annual Report (Form 10-K) for the year ended December 31, 1995, filed with the Securities and Exchange Commission.


                                       /s/ ERNST & YOUNG LLP

                                           ERNST & YOUNG LLP

Los Angeles, California
May 14, 1996

The Board of Directors
Stewart Information Services Corporation



We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Interests of Named Experts and Counsel" in the Registration Statement.



/s/ DOSHIER, PICKENS & FRANCIS, P.C.

    Doshier, Pickens & Francis, P.C.






May 13, 1996

The Board of Directors
Stewart Information Services Corporation


I consent to the use of my report incorporated herein by reference and to the reference to my firm under the heading "Interests of Named Experts and Counsel" in the Registration Statement.



/s/  JIM S. WALKER

     Jim S. Walker




May 13, 1996

The Board of Directors
Stewart Information Services Corporation

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Interests of Named Experts and Counsel" in the Registration Statement.

/s/ FRANCHER & COMPANY


May 13, 1996

The Board of Directors
Stewart Information Services Corporation

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Interests of Named Experts and Counsel" in the Registration Statement.

                                                /s/ M. TIMOTHY O'ROARK

                                                    M. TIMOTHY O'ROARK


El Paso, TX
May 13, 1996

May 8, 1996


The Board of Directors
Stewart Information Services Corporation


We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Interests of Named Experts and Counsel" in the Registration Statement.


                                      Sincerely,


                                      /s/ GRANT BENNETT ACCOUNTANTS

                                          GRANT BENNETT ACCOUNTANTS
                                          Certified Public Accountants
                                          A Professional Corporation

The Board of Directors
Stewart Information Services Corporation


We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Interests of Named Experts and Counsel" in the Registration Statement.



    /S/ MCGEE, HAZA & CO.
- -----------------------------
        McGee, Haza & Co.



Dallas, Texas
May 6, 1996

The Board of Directors
Stewart Information Services Corporation

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Interests of Named Experts and Counsel" in the Registration Statement.

                                                /s/ AARONSON, WHITE & COMPANY

                                                    AARONSON, WHITE & COMPANY


Houston, Texas
May 13, 1996

The Board of Directors
Stewart Information Services Corporation

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Interests of Named Experts and Counsel" in the Registration Statement.

                                             /s/ EDGAR, KIKER & CROSS, L.L.P.

                                                 EDGAR, KIKER & CROSS, L.L.P.
                                                 Certified Public Accountants

Beaumont, Texas
May 13, 1996

May 6, 1996


The Board of Directors
Stewart Information Services Corporation

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Interests of Named Experts and Counsel" in the Registration Statement.

Sincerely,


/s/ WILKERSON & ARTHUR, P.C.

    Wilkerson & Arthur, P.C.

The Board of Directors
Stewart Information Services Corporation


We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Interest of Named Experts and Counsel" in the Registration Statement.



                                                    /s/  JESUS YEPEZ CPA
                                               ------------------------------
                                                         Jesus Yepez CPA

May 13, 1996

The Board of Directors
Stewart Information Services Corporation

We consent to the use of our report incorporated herein by reference to our firm under the heading "Interests of Named Experts and Counsel" in the Registration Statement.


/s/ WILLIAMS & PEARCY, P.C.

    Williams & Pearcy, P.C.




Texarkana, USA
May 13, 1996

The Board of Directors
Stewart Information Services Corporation
Houston, Texas

We consent to incorporation by reference in the registration statement on Form S-8 of our report for the audit of escrow funds of Stewart Title Rockport and San Patricio. We also consent to the reference to us under the heading "Interests of Named Experts and Counsel" in such registration, only to the extent it relates to the audit of the escrow funds.


                                       /s/ FLUSCHE, VAN BEVEREN, KILGORE, P.C.

                                           Flusche, Van Beveren, Kilgore, P.C.
                                           Certified Public Accountants


May 15, 1996
Corpus Christi, Texas

The Board of Directors
Stewart Information Services Corporation

I consent to the use of my report incorporated herein by reference and to the reference to my firm under the heading "Interests of Named Experts and Counsel" in the Registration Statement.


                                                /s/ GINNY SANDERS MAY, CPA
                                                    --------------------------
                                                    Ginny Sanders May, CPA


May 13, 1996